Exhibit 10.8

























                          HIBBETT SPORTING GOODS, INC.

                             AMENDED AND RESTATED
                              as of September 13,

                             1996 STOCK OPTION PLAN

                                TABLE OF CONTENTS


                                                                            Page


SECTION 1.     PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 2.     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . .    1
     2.1.      Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . .    1
     2.2.      Board  . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     2.3.      Change in Control  . . . . . . . . . . . . . . . . . . . . .    2
     2.4.      Code . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.5.      Committee  . . . . . . . . . . . . . . . . . . . . . . . . .    3
     2.6.      Company  . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     2.7.      Employee . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     2.8.      Exchange Act . . . . . . . . . . . . . . . . . . . . . . . .    4
     2.9.      Fair Market Value  . . . . . . . . . . . . . . . . . . . . .    4
     2.10.     ISO  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.11.     Non-ISO  . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.12.     Option . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.13.     Option Agreement . . . . . . . . . . . . . . . . . . . . . .    5
     2.14.     Option Price . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.15.     Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.16.     Rule 16b-3 . . . . . . . . . . . . . . . . . . . . . . . . .    5
     2.17.     Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

SECTION 3.     SHARES RESERVED UNDER THE PLAN . . . . . . . . . . . . . . .    5

SECTION 4.     EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . .    6

SECTION 5.     ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . .    6
     5.1. Authority of Committee  . . . . . . . . . . . . . . . . . . . . .    6
     5.2. Committee Discretion Binding  . . . . . . . . . . . . . . . . . .    7

SECTION 6.     ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . .    7

SECTION 7.     GRANT OF OPTIONS . . . . . . . . . . . . . . . . . . . . . .    8

SECTION 8.     OPTION PRICE . . . . . . . . . . . . . . . . . . . . . . . .    8

SECTION 9.     EXERCISE PERIOD  . . . . . . . . . . . . . . . . . . . . . .    9

SECTION 10.    TRANSFERABILITY  . . . . . . . . . . . . . . . . . . . . . .    9
     10.1.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     10.2.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

SECTION 11.    SECURITIES REGISTRATION  . . . . . . . . . . . . . . . . . .   10

SECTION 12.    LIFE OF PLAN . . . . . . . . . . . . . . . . . . . . . . . .   11

SECTION 13.    ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . . . . .   11

SECTION 14.    CHANGE IN CONTROL  . . . . . . . . . . . . . . . . . . . . .   13

SECTION 15.    AMENDMENT OR TERMINATION . . . . . . . . . . . . . . . . . .   13
     15.1.     Amendments to the Plan . . . . . . . . . . . . . . . . . . .   13
     15.2.     Amendments to Options  . . . . . . . . . . . . . . . . . . .   14
     15.3.     Adjustment of Awards Upon the Occurrence of Certain Unusual
               or Nonrecurring Events . . . . . . . . . . . . . . . . . . .   14
     15.4.     Cancellation . . . . . . . . . . . . . . . . . . . . . . . .   15

SECTION 16.    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . .   15
     16.1.     No Shareholder Rights  . . . . . . . . . . . . . . . . . . .   15
     16.2.     No Contract of Employment  . . . . . . . . . . . . . . . . .   15
     16.3.     Other Conditions . . . . . . . . . . . . . . . . . . . . . .   16
     16.4.     Withholding  . . . . . . . . . . . . . . . . . . . . . . . .   16
     16.5.     No Rights to Awards  . . . . . . . . . . . . . . . . . . . .   16
     16.6.     No Limit on Other Compensation Arrangements  . . . . . . . .   17
     16.7.     Severability . . . . . . . . . . . . . . . . . . . . . . . .   17
     16.8.     No Trust or Fund Created . . . . . . . . . . . . . . . . . .   17
     16.9      Delegation . . . . . . . . . . . . . . . . . . . . . . . . .   18
     16.10     Other Laws . . . . . . . . . . . . . . . . . . . . . . . . .   18
     16.11.    Headings . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     16.12.    Construction . . . . . . . . . . . . . . . . . . . . . . . .   19

                          HIBBETT SPORTING GOODS, INC.

                              AMENDED AND RESTATED
                                as of September 13,

                             1996 STOCK OPTION PLAN



                                   SECTION 1.

                                     PURPOSE
                                     -------

     The purpose of this Plan is to promote the interests of the Company and its shareholders by granting Options to purchase Stock to Employees in order (1) to provide an additional incentive to each Employee to work to increase the value of the Company's Stock, and (2) to provide each Employee with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

                                   SECTION 2.

                                   DEFINITIONS
                                   -----------

     Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1.      Affiliate -- means any corporation, partnership, joint venture or
               ---------

any other entity (i) that, directly or indirectly, is controlled by the Company or (ii) in which the Company owns, directly or indirectly, a significant equity interest, in either case as determined by the Committee.

     2.2.      Board -- means the Board of Directors of the Company.
               -----

     2.3.      Change in Control -- shall be deemed to have occurred if (i) any
               -----------------

"person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act

(other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company, Saunders Karp & Megrue,

L.P. or any Affiliate thereof, or the Anderson Shareholders (as defined in the

Stockholders Agreement dated as November 1, 1995 among the SK Equity Fund L.P.,

SK Investment Fund L.P., the Company and certain shareholders of the Company named therein)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the

Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) the shareholders of the

Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the shareholders of the Company approve a plan of complete liquidation of the

Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.  If any of the events enumerated in clauses (i) through (iv) occur, the Committee shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

     2.4.      Code -- means the Internal Revenue Code of 1986, as amended.
               ----

     2.5.      Committee -- means a committee appointed by the Board to
               ---------

administer this Plan which at all times shall consist of two or more members of the Board.  To the extent the Board considers it desirable to comply with or qualify under Rule 16b-3 of the Exchange Act, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3.  The Board may from time to time remove members from, or add members to, the Committee.

Vacancies on the Committee shall be filled by the Board.  The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine.

     2.6.      Company -- means Hibbett Sporting Goods, Inc., a Delaware
               -------

corporation, or any successor to such corporation, and its Affiliates.

     2.7.      Employee -- means any full-time employee of the Company who the
               --------

Committee, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.

     2.8.      Exchange Act -- means the Securities Exchange Act of 1934, as
               ------------

amended.

     2.9.      Fair Market Value -- means, unless otherwise determined by the
               -----------------

Committee, the closing price on the date of determination for a share of Stock,

or if there were no sales on such date, the most recent prior date on which there were sales, as reported by The Wall Street Journal or, if The Wall Street
                                 -----------------------        ---------------

Journal does not report such closing price, such closing price as reported by a
- -------

newspaper or trade journal selected by the Committee.

     2.10.     ISO -- means an option granted under this Plan to purchase Stock
               ---

which is intended by the Company to satisfy the requirements of Code

Section 422.

     2.11.     Non-ISO -- means an option granted under this Plan to purchase
               -------

Stock which is not intended by the Company to satisfy the requirements of Code

Section 422.

     2.12.     Option -- means an ISO or a Non-ISO.
               ------

     2.13.     Option Agreement -- means the written agreement or instrument
               ----------------

which sets forth the terms of an Option granted to an Employee under this Plan.

     2.14.     Option Price -- means the price which shall be paid to purchase
               ------------

one share of Stock upon the exercise of an Option granted under this Plan.

     2.15.     Plan -- means this Hibbett Sporting Goods, Inc. Amended and
               ----

Restated 1996 Stock Option Plan, as amended from time to time.

     2.16.     Rule 16b-3 -- means the exemption under Rule 16b-3 to
               ----------

Section 16(b) of the Exchange Act or any successor to such rule.

     2.17.     Stock -- means the $.01 par value common stock of the Company.
               -----



                                   SECTION 3.

                         SHARES RESERVED UNDER THE PLAN
                         ------------------------------

     There shall be 238,566 shares of Stock reserved for use under this Plan,

and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of

Stock which have been reacquired by the Company.  Furthermore, any shares of

Stock subject to an Option which remain unissued after the cancellation,

expiration or exchange of such Option thereafter shall again become available for use under this Plan.

                                   SECTION 4.

                                 EFFECTIVE DATE
                                 --------------

     The effective date of this Plan shall be the date it is adopted by the

Board, provided that to the extent this Plan provides for the issuance of ISOs,

the shareholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption.  If any Options are granted under this Plan before the date of such shareholder approval, such Options automatically shall be granted subject to such approval.

                                   SECTION 5.

                                 ADMINISTRATION
                                 --------------

     5.1. Authority of Committee.  The Plan shall be administered by the
          ----------------------

Committee.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the

Plan, the Committee shall have full power and authority to: (i) designate

Employees to participate in the Plan; (ii) determine the type of Options to be granted to an eligible Employee; (iii) determine the number of shares of Stock to be covered by an Option; (iv) determine the terms and conditions of any

Option; (v) determine whether, to what extent, and under what circumstances an

Option may be exercised in cash, shares of Stock, other securities, or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be exercised, canceled, forfeited, or suspended; (vi)

interpret and administer the Plan and any instrument or agreement relating to,

or grant made under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary to or desirable for the administration of the Plan.

     5.2. Committee Discretion Binding.  Unless otherwise expressly provided in
          ----------------------------

the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final,

conclusive, and binding upon all persons, including the Company, any Employee,

any holder or beneficiary of any Option and any shareholder.

                                   SECTION 6.

                                   ELIGIBILITY
                                   -----------

     Only Employees shall be eligible for the grant of Options under this Plan.

                                   SECTION 7.

                                GRANT OF OPTIONS
                                ----------------

     Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted,

the number of shares of Stock to be covered by each Option, the Option Price therefor, and the conditions and limitations applicable to the exercise of the

Option.  The Committee shall have the authority to grant ISOs, or to grant Non-

ISOs, or to grant both types of Options.  In the case of ISOs, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

                                   SECTION 8.

                                  OPTION PRICE
                                  ------------

     The Option Price for each share of Stock subject to an Option shall be determined by the Committee in its discretion, but in no event shall the Option

Price be less than the Fair Market Value of a share of Stock on the date the

Option is granted.  The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option Agreement can provide
for the payment of the Option Price in accordance with the rules and regulations established by the Committee, either in cash, by check, or in Stock acceptable to the Committee or in any combination of cash, check, and Stock acceptable to the Committee, in either case having a fair market value or combined fair market value equal to the Option Price as determined by the Committee in accordance with the Plan.

                                   SECTION 9.

                                 EXERCISE PERIOD
                                 ---------------

     Each Option granted under this Plan to an Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option

Agreement, but, unless otherwise provided for by the Committee, no Option

Agreement shall make an Option granted to an Employee exercisable after the earlier of:

          (a)  the end of the 30 day period which begins on the date that

     Employee's employment by the Company terminates for any reason other than death;

          (b)  the end of the 180 day period which begins on the date that

     Employee's employment by the Company terminates because of death;

          (c)  the date which is the tenth anniversary of the date the Option is granted; or

          (d) the date such Option is exercised in full.

                                   SECTION 10.

                                 TRANSFERABILITY
                                 ---------------

     10.1.     No Option granted under this Plan shall be transferable by an

Employee other than by will or by the laws of descent and distribution, and such

Option shall be exercisable during the lifetime of an Employee only by such

Employee.  The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee under this Plan.

     10.2.     The Committee may impose such restrictions on any shares of Stock acquired pursuant to Options under the Plan as it may deem advisable, including,

without limitation, restrictions under applicable federal securities law,

restrictions imposed by any stock exchange upon which such shares of Stock may be listed, and restrictions under any blue sky or state securities laws applicable to such shares.

                                   SECTION 11.

                             SECURITIES REGISTRATION
                             -----------------------

     All certificates for shares of Stock or other securities of the Company delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the

Securities and Exchange Commission, any stock exchange upon which shares of

Stock or other securities are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  If so requested by the Company, the Employee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 12.

                                  LIFE OF PLAN
                                  ------------

     No Option shall be granted under this Plan on or after the earlier of

          (1)  the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

          (2)  the date on which all of the Stock reserved under Section 3 of this Plan, subject to adjustment pursuant to Section 13 hereof or amendment pursuant to Section 15 hereof, has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 13.

                                   ADJUSTMENT
                                   ----------

     In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, shares of Stock, other securities or other property), recapitalization, stock split, reverse stock split,

reorganization, merger, consolidation, split-up, spin-off, combination,

repurchase, or exchange of shares
of Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, (ii) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the Option

Price with respect to any Options, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, in each case,

that with respect to ISOs no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the

Code, as from time to time amended.

                                   SECTION 14.

                                CHANGE IN CONTROL
                                -----------------

     If there is a Change in Control of the Company, the Committee thereafter shall have the right to take such action with respect to any outstanding Options granted to any Employee as the Committee deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including unilaterally canceling such

Options in exchange for cash, securities or other consideration.  The Committee shall have the right to take different action under this Section 14 with respect to different Employees or different groups of Employees, as the Committee deems appropriate under the circumstances.  In no event, however, shall the Committee take any action under this Section 14 which would impair the rights of an

Employee or which would impair the value of such Options, without such

Employee's consent.

                                   SECTION 15.

                            AMENDMENT OR TERMINATION
                            ------------------------

     15.1.     Amendments to the Plan.  This Plan may be amended, in whole or in
               ----------------------

part, by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no amendment shall be made which would impair the rights of an Employee with respect to Options theretofore granted or which would impair the value of such Options, without such Employee's consent; and, provided further, that no such amendment shall be made absent the approval of the shareholders of the

Company if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply.  The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan, in whole or in part, at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

     15.2.     Amendments to Options.  The Committee may waive any conditions or
               ---------------------

rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively;

provided that any such waiver, amendment, alteration, suspension,

discontinuance, cancellation or
termination that would adversely affect the rights of any Employee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Employee, holder or beneficiary.

     15.3.     Adjustment of Awards Upon the Occurrence of Certain Unusual or
               --------------------------------------------------------------

Nonrecurring Events.  The Committee is hereby authorized to make adjustments in
- -------------------

the terms and conditions of Options in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the

Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     15.4.     Cancellation.  Any provision of this Plan or any Option Agreement
               ------------

to the contrary notwithstanding, the Committee may cause any Option granted hereunder to be canceled in consideration of a cash payment or alternative

Option made to the holder of such canceled Option equal in value to the Fair

Market Value of such canceled Option.

                                   SECTION 16.

                                  MISCELLANEOUS
                                  -------------

     16.1.     No Shareholder Rights.  No Employee shall have any rights as a
               ---------------------

shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual issuance of Stock subject to such Option to such Employee.

     16.2.     No Contract of Employment.  The grant of an Option to an Employee
               -------------------------

under this Plan shall not constitute a contract of employment and shall not confer on any Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.

     16.3.     Other Conditions.  Each Option Agreement may require that an
               ----------------

Employee (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such

Option.

     16.4.     Withholding.  The exercise of any Option granted under this Plan
               -----------

shall constitute full and complete consent by an Employee to whatever action the

Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to
such exercise.  The Committee also shall have the right to provide in an Option

Agreement that an Employee may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

     16.5.     No Rights to Awards.  No Employee, or other person shall have any
               -------------------

claim to be granted any Option, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Options.  The terms and conditions of Options need not be the same with respect to each recipient.

     16.6.     No Limit on Other Compensation Arrangements.  Nothing contained
               -------------------------------------------

in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, and other types of awards whether or not provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     16.7.     Severability.  If any provision of the Plan or any Option is or
               ------------

becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any

Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee,

materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the

Plan and any such Option shall remain in full force and effect.

     16.8.     No Trust or Fund Created.  Neither the Plan nor any Option shall
               ------------------------

create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and an Employee or any other person.

To the extent that any person acquires a right to receive payments from the

Company pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company.

     16.9      Delegation.  Subject to the terms of the Plan and applicable law,
               ----------

the Committee may delegate to one or more officers or managers of the Company,

or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Options to, or to cancel, modify or waive rights with respect to, or to alter, discontinue,

suspend, or terminate Options held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

     16.10     Other Laws.  The Committee may refuse to issue or transfer any
               ----------

shares of Stock or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such shares of Stock or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act,

and any payment tendered to the Company by a holder or beneficiary of an Option in connection with the exercise of such Option shall be promptly refunded to the relevant holder or beneficiary.  Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer,

if made, would be in compliance with all applicable requirements of the U.S.

federal securities laws and any other laws to which such offer, if made, would be subject.

     16.11.    Headings.  Headings are given to the Sections and subsections of
               --------

the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     16.12.    Construction.  This Plan shall be construed under the laws of the
               ------------

State of Delaware.